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                                                                   EXHIBIT 10.12



                                     [Date]


BT ALEX. BROWN INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES
 AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS
C/O BT ALEX. BROWN INCORPORATED
ONE SOUTH STREET
BALTIMORE, MD  21202

LADIES AND GENTLEMEN:

          The undersigned understands that Caliber Learning Network, Inc. (the "Company"), and BT Alex. Brown Incorporated and NationsBanc Montgomery Securities, as representatives (the "Representatives"), propose to enter into an underwriting agreement (the "Underwriting Agreement") pursuant to which such Representatives will act as representatives of a group of underwriters (the "Underwriters") in a proposed initial public offering of Common Stock of the Company. This letter is delivered by the undersigned to the Representatives pursuant to Section 4(j) of the proposed Underwriting Agreement.

          As an inducement to the Underwriters to execute, deliver and perform their obligations under the Underwriting Agreement, the undersigned hereby agrees that beginning the date hereof and ending on the date that is one year following the date on which the Underwriting Agreement is executed and delivered, the undersigned shall not, without the prior written consent of BT Alex. Brown, directly or indirectly, sell, offer to sell, sell short, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock (as defined in the Underwriting Agreement) or any securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or any derivative of the Common Stock; currently held or hereinafter acquired, provided, however, that the foregoing agreement shall terminate if the Underwriting Agreement is not executed on or before July 1, 1998; and provided further that the foregoing agreement shall not apply to charitable contributions or transfers without consideration to immediate family members, in the case where the undersigned is an individual, or transfers without consideration
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BT ALEX. BROWN INCORPORATED
MONTGOMERY SECURITIES
SMITH BARNEY INC.
January 21, 1998
Page 2



to affiliates, (as that term is defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, in the case where the undersigned is not an individual, if the recipient of such gift or contribution or if the transferee agrees to be bound by the terms hereof and evidences such agreement by executing a counterpart to this letter. If for any reason the Underwriting Agreement is terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above will likewise terminate.

                                    Very truly yours,



                                    By:
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                                    Name:
                                         --------------------------------------
                                    Title:
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